UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 21, 2022

EASTSIDE DISTILLING, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38182	20-3937596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2321 NE Argyle Street, Unit D

Portland, Oregon 97211

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (971) 888-4264

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.0001 par value	EAST	The Nasdaq Stock Market LLC
(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on Which Registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR §240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On March 21, 2022 Eastside Distilling, Inc. (“Eastside”) entered into a Secured Line of Credit Promissory Note (the “Note”) with TQLA, LLC, a California limited liability company, pursuant to which TQLA loaned two million dollars ($2,000,000) to Eastside on that same date. The Note provides Eastside a conditional right to borrow an additional one million from TQLA at any time prior to the maturity date. The maturity date for the loan will be March 21, 2023, except that the Eastside has a conditional right to extend the maturity date to September 21, 2023. The loan bears interest at 9.25% per annum and carries a commitment fee of 2.5%.

The loan is secured by a pledge of Eastside’s ownership interest in Craft Canning + Bottling, LLC (“Craft C+B”) as well as a security interest in Eastside’s spirits inventory. The loan is guaranteed by Craft C+B and the guaranty is secured by a pledge of the assets of Craft C&B.

Pursuant to the Note, Eastside issued to TQLA a Common Stock Purchase Warrant (the “Warrant”). The Warrant allows its holder, prior to March 21, 2027, to purchase Eastside common stock for $1.20 per share with the maximum purchase price equaling the aggregate amount borrowed under the Note.

The controlling owners of TQLA, LLC are Stephanie Kilkenny, who is a member of the Board of Directors of Eastside, and her husband.

Item 7.01 Regulation FD Disclosure.

On March 24, 2022, Eastside issued a press release, the text of which is furnished as Exhibit 99.1 to this current report. The press release contained information relating to the events described under Item 1.01 above.

The information in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Unless expressly incorporated into a filing of Eastside under the Securities Act of 1933, as amended, or the Exchange Act, the information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be incorporated by reference into any filing of the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits

Exhibits

10.1	Secured Line of Credit Promissory Note dated March 21, 2022 issued by Eastside Distilling, Inc. to TQLA, LLC
10.2	Secured Guaranty dated March 21, 2022 given by Craft Canning + Bottling, LLC to TQLA, LLC
10.3	Common Stock Purchase Warrant issued by Eastside Distilling, Inc. to TQLA, LLC on March 21, 2022
99.1	Press release dated March 24, 2022
104	Cover page interactive data file (embedded within the iXBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 24, 2022

EASTSIDE DISTILLING, INC.

By:	/s/ Geoffrey Gwin
Geoffrey Gwin
Chief Executive Officer